Barinthus Biotherapeutics Corporate Presentation Guiding the Immune System to Cure Disease June, 2024

Disclosure 2 This presentation includes express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “potential,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward- looking statements contained in this presentation include, but are not limited to, statements regarding: our product development activities and clinical trials, including timing for readouts of any interim data for any of our programs and initiation of clinical trials, our regulatory filings and approvals, our estimated cash runway and cash burn, our ability to develop and advance our current and future product candidates and programs, our ability to establish and maintain collaborations or strategic relationships or obtain additional funding, the rate and degree of market acceptance and clinical utility of our product candidates, and the ability and willingness of our third-party collaborators to continue research and development activities relating to our product candidates. By their nature, these statements are subject to numerous risks and uncertainties, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. Such risks and uncertainties, include, without limitation, risks and uncertainties related to: preclinical and clinical studies, the success, cost and timing of our product development activities and planned and ongoing preclinical studies and clinical trials, whether results from preclinical studies and clinical trials will be predictive of the results of future trials, our ability to execute on our strategy, regulatory developments, our ability to fund our operations, global economic uncertainty, including disruptions in the banking industry, and the impact that the COVID-19 pandemic may have on our clinical trials, preclinical studies and access to capital, and other risks, uncertainties and other factors identified in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2023, our Quarterly Report on Form 10-Q for the most recently ended fiscal quarter and subsequent filings with the SEC. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances described in the forward-looking statements will be achieved or occur and actual results may vary. Recipients are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. Except as required by law, we do not assume any intent to update any forward-looking statements after the date on which the statement is made, whether as a result of new information, future events or circumstances or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research.

Company Overview

Guiding the immune system to cure disease

Diverse pipeline with anticipated near-term clinical milestones

- 4 key programs in infectious disease, autoimmunity and cancer.
- Novel SNAP-TI platform moving into the clinic: trial initiation in celiac disease anticipated in Q3 2024.[1]
- 2 Phase 2 HBV data readouts expected in Q4 2024.[1]

Validated platforms accumulating clinical data

- Proprietary platforms (ChAdOx, MVA, SNAP) designed to drive focused immune responses.
- Clinical data generated in chronic HBV infection.

Strong Balance Sheet

- Cash of $130 million.[2]
- Outstanding ordinary shares: 39.0 million.
- Estimated cash runway into Q4 2025.[3]
- No debt or outstanding warrants.

Our Mission

Advancing the next generation of immunotherapies that lead T cells to gain control over disease and improve patients' lives.

[1] Based on management's current estimates on expected clinical data milestones.
[2] Including cash, cash equivalents and restricted cash as of March 31, 2024, as reported on Form 10-Q on May 13, 2024.
[3] Based on management's current estimate of status and strategy. Any changes could be material.

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Our Approach

Chronic infectious diseases & autoimmunity occur when there is an imbalance in the immune system leading to its inability to fight the disease.



Antigen-Specific Immunotherapies to Guide T-cells to Cure Disease
Vectored platforms
ChAdOx
MVA
Induce a high magnitude of disease-specific, durable immune response
Selected & optimally-designed Antigens
Synthetic platforms
SNAP-TI
Modular design co-delivering multiple antigens and immunomodulators
T cell
Cytotoxic T cells
Regulatory T cells
Anti-viral
(e.g., HBV: VTP-300, HPV: VTP-200, Prostate: VTP-850)
Immune Tolerance
(e.g., Celiac: VTP-1000)

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Diverse Pipeline With Anticipated Near-Term Clinical Milestones

Harnessing the Power of Antigen-Specific Immunotherapies to Treat Chronic Infectious Diseases, Autoimmunity and Cancer

Program	Product Candidate*	Therapeutic For	Preclinical	Phase 1	Phase 2	Phase 3	Status/Anticipated Upcoming Milestones
Infectious Disease Programs	VTP-300 ◆ ✓	Chronic Hepatitis B Virus (HBV) infection	ChAdOx + MVA (bar through Phase 2)				Phase 2b interim analysis & Phase 2a interim results (Q4 2024)
	VTP-200 ▶ ✓	Persistent Human Papillomavirus (HPV) infection	ChAdOx + MVA (bar through Phase 2)				Phase 1b/2 complete, analysis ongoing
Autoimmune Programs	VTP-1000	Celiac disease	SNAP-TI (bar through Preclinical)				IND acceptance Phase 1 initiation (Q3 2024)
Cancer Programs	VTP-800/850 ✓	Prostate cancer	ChAdOx + MVA (bar through Phase 2)				Phase 1/2 futility data (2025)

◆ Data supporting proof-of-concept announced ▶ Near-term proof-of-concept readout ✓ Existing human clinical data

ChAdOx + MVA | SNAP-TI

*Barinthus Bio has worldwide rights for all product candidates.
These are estimated timelines only and our pipeline may be subject to change.

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BARINTHUS

VTP-300 Hepatitis B Virus (HBV) Therapeutic Guiding the immune system to cure disease

VTP-300

HBV Chronic Infection Represents a Large Market Opportunity

There is an urgent need to develop effective therapeutic strategies to cure chronic HBV infection.

~254M Patients are chronically infected with HBV.[1]

1.2M New HBV infections per year.[1]

~ 13% Patients are diagnosed.[1]

Limitations of Current Treatments

- Existing therapies typically require chronic treatment.
- NUCs are slow-acting with low cure efficacy.[2]
- Pegylated interferon has significant side effects.[3]
- Less than 10% of patients achieve a functional cure with existing therapies.

HBV: hepatitis B virus; NUCs: Nucleos(t)ide analogs.
[1] WHO, Global hepatitis report, 2024 [2] Broquetas T and Carrion JA, Hepat Med. 2002;14:87-100. [3] Van Zonneveld M, et al, Aliment Pharmacol Ther. 2005;21(9):1163-71

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VTP-300

Chronic HBV Infection Can Lead to T Cell Exhaustion

- Chronic exposure to HBV and high levels of HBsAg leads to stepwise and progressive loss of T cell function (T cell exhaustion).
- Exhausted T cells lose their proliferative capacity and effector functions (decreased secretion of cytokines and killing molecules).
- In severe stages of exhaustion, HBV specific T cells can be completely deleted, leading to the loss of HBV-specific T cell response and no control of the disease, which continues to progress.


Hepatic T cells
HBV
Chronic infection
Mild exhaustion
IL-2 ↓
TNF-α ↓
IFN-γ ↓
HBV
Chronic infection
Severe exhaustion
IL-2 ↓
TNF-α ↓
IFN-γ ↓
Apoptosis

VTP-300 is designed to reconstitute a pool of highly-efficacious HBV-specific T cells to gain control over the disease.

Adapted from Ye et al, 2015.

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VTP-300

VTP-300 Could be a Critical Component to a Functional Cure Regimen for HBV

A functional cure will likely require a combination of agents with complementary mechanisms of action. VTP-300 is an investigational antigen-specific immunotherapy that is being evaluated as a critical component to enhancing rates of functional cure in combination with other therapies, in two ongoing Phase 2 trials.

Three potential components to a functional cure

Inhibit viral replication	Directly lower viral antigen Hepatitis B surface antigen burden (HBsAg)	Stimulate host immune system response
NUCs Capsid & Entry Inhibitors (Investigational)	RNAi Oligonucleotide Monoclonal antibodies (mAbs)	Antigen-specific immunotherapies (VTP-300) PD-1 Inhibitors Immunostimulants (TLR agonists)

Defining functional cure:

- HBsAg undetectable
- HBV DNA undetectable
- With or without HBsAb seroconversion
- 6 months off therapy

2 ongoing trials:

- HBV003: VTP-300 + αPD1
- AB-729-202: siRNA + VTP-300 ± αPD1

VTP-300 is designed to engage the host immune system and has been shown to induce sustained HBsAg reduction in ongoing trials.[1]

[1] Based on interim data.

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VTP-300 Trials Overview – Q2 2024 Update 10 Key updates in these data from those previously presented at AASLD in the fourth quarter of 2023 include: VTP-300 Data Update HBV003 – Phase 2b Nov 23’ June 24’ 9/40 21/40 participants out to week 24. 7/9 16/21 participants were eligible for NUC discontinuation. 1/3 5/7 participants who discontinued are still off NUC therapy. 1/9 4/21 participants have had undetectable levels of surface antigen at any time. Not reported 14/21 participants have <10 IU/mL HBsAg at Week 24 or later. Data Update AB-729-202 – Phase 2a Nov 23’ June 24’ 12/40 38/40 participants out to week 48. 0 11 participants out to week 72. 100% 84% met NUC discontinuation criteria in Group A (VTP-300). Not reported 1 VTP-300 subject reached HBsAg undetectable at Week 72 after >2 log decline between Week 64 and 72.

VTP-300

HBV003: Phase 2b Study – Currently Enrolling Patients

VTP-300 + Low-Dose (LD) nivolumab (N=120) - Initiated in Q4 2022

Objective: Evaluating Additional Dosing and PD-1 Inhibition Timing

	Day 1	Day 29	Day 36	Day 85	Day 169 (Patients to discontinue NUCs if eligible)
Group 1 (n= 40)	ChAdOx	MVA + LD nivo			
Group 2 (n=40)	ChAdOx	MVA + LD nivo		MVA + LD nivo	
Group 3 (n=40)	ChAdOx	MVA	LD nivo	MVA	

Discontinuation criteria

- ALT <2 × ULN, and
- HBV DNA <LLOQ, and
- Hepatitis B e Antigen (HBeAg) negative, and
- HBsAg <100 IU/mL, and/or
- HBsAb positive

Inclusion Criteria

- HBV DNA ≤1,000 IU/mL.
- HBsAg ≤200 IU/mL.
- On NUCs for ≥6 months.

Primary Endpoint

- % participants with a greater than 1 log HBsAg reduction at 6 months after initiation of therapy.

Secondary Endpoints

- Safety: incidence of AEs and SAEs.
- T cell response.

HBV003 results will inform treatment dosing regimen

Group 1: Mirrors Group 3 in HBV002 to further support response effect observed.

Group 2: Assesses if additional dose of MVA-HBV with LD nivolumab at Day 85 further reduces HBsAg.

Group 3: Assesses if delaying LD nivolumab until after MVA-HBV is more optimal (plus adds option of 2nd MVA-HBV dose).

Study Reference: NCT05343481

ALT: Alanine aminotransferase; LLOQ: lower limit of quantitation; ULN: upper limit of normal.

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HBV003: Sustained HBsAg Declines Observed in All Groups 12 VTP-300 Interim data - Data cut-off date April 15, 2024. • Robust HBsAg declines observed soon after Day 29 administration. • HBsAg declines after Day 85 maintained in all Groups. Participants with screening HBsAg ≤200 IU/mL 12Week 24 H B s A g ( IU /m L )* *Geometric mean (95% CI) Group 1 (N=7) Group 2 (N=7) Group 3 (N=7) Total (N=21) ≥0.5 log reduction at Day 169 (Week 24) 2 (29%) 5 (71%) 6 (86%) 13 (62%) ≥1 log reduction at Day 169 (Week 24) 0 5 (71%) 1 (14%) 6 (29%) * Participants received a Day 85 dose only if HBsAg ≥10 IU/mL; 7 of 18 in Groups 2 and 3 received the Day 85 dose. * *

HBV003: Undetectable HBsAg Reached in Some Participants 13 VTP-300 Individual HBsAg declines in participants with HBsAg ≤200 IU/mL at baseline • 19% (4 of 21) participants became HBsAg-undetectable, across all groups. • 2 cases have maintained this for ≥16 weeks. • 67% (14 of 21) had HBsAg <10 IU/mL at Day 169 or later. Interim data - Data cut-off date April 15, 2024. 12Week 24 36 48 12 24 36 48 12 24 36 48 Undetectable HBsAg & HBV DNA for 169 days. Off NUCs for 313 days. Detection limit

HBV003: NUC Discontinuations Could Lead to Functional Cure 14 VTP-300 HBsAg reductions (patients with HBsAg ≤200 & Day 169 follow-up) Group 1 (N=7) Group 2 (N=7) Group 3 (N=7) Total (N=21) Undetectable at Day 169 (Week 24) 0 2 (29%) 0 2 (10%) Discontinued NUCs 1 (14%) 3 (43%) 3 (43%) 7 (33%) Undetectable at any time 0 3 (43%) 1 (14%) 4 (19%) <10 IU/mL at Day 169 (Week 24) or later 4 (57%) 5 (71%) 5 (71%) 14 (67%) Interim data - Data cut-off date April 15, 2024. • 76% (16 of 21) participants were eligible for NUC discontinuation. • 7 of these discontinued NUCs. • 5 remain off NUCs, up to 44 weeks post-discontinuation in 1 case. • Post-dose T cell responses were observed across the three HBV antigens.

HBV003: Safety 15 VTP-300 • VTP-300 and LD nivolumab were both generally well-tolerated. • Thyroid dysfunction was reported in 8 of 91 (9%) participants; normal TFTs reported in 7 of 8 (88%) at last recorded visit. • ALT elevations >2xULN occurred in 14 participants through Day 169 (2.1- 6.7xULN); Most occur soon after first nivolumab and most revert to <2x ULN by Day 85 Group 1 (N=29) Group 2 (N=31) Group 3 (N=31) Total (N=91) Treatment-emergent AE 10 (34%) 13 (42%) 16 (52%) 39 (43%) Grade 1 max severity 9 (31%) 8 (26%) 11 (35%) 28 (31%) Grade 2 1 (3%) 3 (10%) 5 (16%) 9 (10%) Grade 3 or 4 0 2 (6%) 0 2 (2%) Related AE 2 (7%) 2 (6%) 10 (32%) 14 (15%) Related to VTP-300 2 (7%) 1 (3%) 4 (13%) 7 (8%) Related to nivolumab 0 1 (3%) 6 (19%) 7 SAE (unrelated) 0 1 (3%) 0 1 (1%) AE leading to treatment discontinuation** 0 0 1 (3%) 1 (1%) AESI - immune-mediated thyroiditis 1 (3%) 0 4 (13%) 5 (5%) ALT >2xULN through Day 169 4 (14%) 3 (10%) 7 (23%) 14 (15%) ALT >3xULN through Day 169 0 2 (6%) 3 (10%) 5 (5%) Safety (all participants) Interim data - Data cut date April 15, 2024. LD: low dose; TFT: Thyroid function test; ALT: Alanine aminotransferase; ULN: upper limit of normal.

VTP-300

AB-729-202: Phase 2a – Collaboration with Arbutus

Imdusiran (RNAi) + VTP-300 +/- low-dose nivolumab (N=60)

Trial expanded in Q4 2022 to include an arm with low-dose nivolumab



Patients to discontinue NUCs if eligible
Week 1
Week 24
Week 26
Week 30
Week 48
Imdusiran (N=60)
Randomization
Open Group
Group A (n= 20)
ChAdOx
MVA*
Group B (n=20)
Placebo
Placebo*
Group C (n=20)
ChAdOx
MVA + LD nivo**
Discontinuation criteria
ALT <2 × ULN, and
HBV DNA <LLOQ, and
HBeAg negative, and
HBsAg <100 IU/mL, and/or
HBsAb positive

Inclusion Criteria

- HBV DNA ≤20 IU/mL.
- HBsAg ≥100 to <5,000 IU/mL.
- On NUCs for at least 1 year.

LD: Low-dose ALT: Alanine aminotransferase; LLOQ: lower limit of quantitation; ULN: upper limit of normal.
* Additional MVA/Placebo to be dosed at Week 38, if patients have experienced a ≥0.5 log drop in HBsAg from Week 26 to Week 34.
** Additional MVA+nivo to be dosed at Week 38, if patients have HBsAg ≥10 IU/mL at Week 34.

Primary Endpoints

- Safety: incidence of AEs and SAEs.

Secondary Endpoints

- Change in HBsAg concentration from baseline.
- Proportion of participants with a change in HBsAg from baseline meeting response criteria (≥0.5, 1, 2, or 3 log10 reduction).
- Change in HBV DNA, RNA, core-related antigen, HBsAg antibody, HBsAg e-antibody from baseline.

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VTP-300

AB-729-202: VTP-300 Maintained Lower HBsAg Levels

- More subjects achieved HBsAg thresholds of <100 IU/mL and <10 IU/mL when administered VTP-300 vs placebo.
- At Week 72 (N=11), there was a significant observed difference in HBsAg levels between the groups.

HBsAg Thresholds Achieved by Visit



Cohort A: VTP-300 (N=20)
Cohort B: placebo (N=20)
Subject number
N=19*
N=5#
N=19
N=19*
N=6†
BSL
WK 12
WK 24
WK 48
WK 72
EOT
HBsAg Category
< 0.05 IU/mL (LLOQ)
0.05 – < 10 IU/mL
10 – < 100 IU/mL
>= 100 IU/mL

Mean [SE] Log_{10} HBsAg Level by Visit



NA d/c assessment
Log_{10} HBsAg (IU/mL)
* p < 0.05
VTP-300
Placebo
Time (Weeks)
EOT
* by ANCOVA
Cohort A VTP-300
Cohort B Placebo

To be presented by Arbutus at EASL on June 6, 2024

BSL=baseline; WK=week; EOT=end of treatment; * 2 subjects did not reach timepoint by datacut; # N=2 and † N=1 subject censored after Week 60 visit due to NA restart

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Interim data - data cut-off date April 12, 2024.

VTP-300

AB-729-202: VTP300 Maintained Lower HBsAg Levels Over Time

Group A (VTP-300) Individual Subject HBsAg Declines

Group B (placebo) Individual Subject HBsAg Declines

Arbutus BIOPHARMA



imdusiran doses
VTP-300 doses
NA d/c assessment
NA restart subject
NA restart subject
HBsAg (IU/mL)
LLOQ = 0.05 IU/mL
Red circles – 2nd MVA-HBV boost dose
Time (Weeks)
EOT
imdusiran doses
NA d/c assessm ent
NA restart subject
LLOQ = 0.05 IU/mL
Red circle – 2nd placebo boost dose

* subject off NA therapy reached HBsAg <LLOQ at W72
\# subject off NA therapy with > 1.5 log_{10} decline between W60 and W68

†HBsAg <LLOQ for > 6 months (on NA therapy)

More subjects on VTP-300 have maintained low HBsAg levels after end of treatment (Wk 72):

	HBsAg <100 IU/mL N, (%)		HBsAg <10 IU/mL N, (%)		HBsAg <LLOQ N, (%)	
Study Wk	VTP-300	PBO	VTP-300	PBO	VTP-300	PBO
Week 72	4/5 (80)	1/6 (16.7)	3/5 (60)	0/6 (0)	1/5 (20)	0/6 (0)

To be presented by Arbutus at EASL on June 6, 2024

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Interim data - data cut-off date April 12, 2024.

AB-729-202: VTP-300 Group More Likely to Meet NUC Discontinuation Criteria 19 VTP-300 • More subjects with VTP-300 (84%) met NUC discontinuation criteria vs. placebo: • More VTP-300 subjects have maintained HBV DNA undetectable (50%) than placebo subjects (38%). • 1 VTP-300 subject reached HBsAg undetectable at Week 72 after > 2 log decline between Week 64 and 72, another has > 1 log decline between Week 60 & 68. * 3 subjects were both HBeAg+ and had HBsAg >100 IU/mL. Interim data - data cut-off date April 12, 2024. 1-3 mo 35.70% 4-6 mo 28.60% >6 mo 35.70% 1-3 mo 50.00% 4-6 mo 37.50% >6 mo 12.50% <LLOQ 50.00% >=LLOQ 50.00% <LLOQ 37.50% >=LLOQ 62.50% <0.05 7.00% 0.05-<10 29.00% 10-<100 50.00% >=100 14% 0.05-<10 25.00% 10-<100 50.00% >=100 25% Group A (VTP-300) Group B (Placebo) Time off NUC therapy HBV DNA Undetectable (<LLOQ)at last visit HBsAg level at last visit (IU/mL) Met Criteria 84.00% Did not meet Criteria 16.00% Met Criteria 52.00% Did not meet Criteria 48.00%* Met NUC Discontinuation Criteria at Week 48 To be presented by Arbutus at EASL on June 6, 2024

VTP-300

AB-729-202: Imdusiran, VTP-300 & NUC Discontinuation Well-Tolerated

Subjects, N (%) [Events]	Imdusiran Lead-in (N=40)	Group A VTP-300 (N=20)	Group B Placebo (N=20)	Study Total (N=40)
Any TEAE	22 (55%) [44]	12 (60%) [22]	12 (60%) [24]	30 (75%) [90]
Treatment-related TEAEs				
Imdusiran	4 (10%) [8]	1 (5%) [1]	0	5 (12.5%) [9]
VTP-300	N/A	4 (20%) [6]	N/A	4 (10%) [6]

NUC Discontinuation Period:	Group A N=19	Group B N=19	Total N=38
Did not meet NUC stopping criteria:	3/19	9/19	12/28
HBeAg+	2/3	9/9*	11/12*
HBsAg > 100 IU/mL	1/3	3/9*	4/12*
Met NUC restart criteria#	2/16	2/10	4/26†

- Most common treatment-related TEAEs in 2 or more subjects (all Grade 1 or 2):
  - VTP-300: injection site-related (redness, pain or reaction in 3 events in 2 subjects)
  - Imdusiran: injection site-related (bruising or swelling in 2 subjects), ALT increased in 2 subjects.
- No SAEs or treatment discontinuations have been reported.
- NUC discontinuation was well-tolerated:
  - Only 1 subject had ALT >2xULN while off NUC treatment in context of HBV DNA elevation that spontaneously reversed without treatment and led to HBsAg undetectable.
  - Subjects who required NUC restart had maximal ALT of 80 U/L prior to restart.

To be presented by Arbutus at EASL on June 6, 2024

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Interim data - data cut-off date April 12, 2024.

VTP-300 Interim Trials Overview 21 HBV003 – Phase 2b • VTP-300 and LD nivolumab treatment generally well- tolerated in all groups. • In patients with HBsAg baseline <200 IU/mL and Day 169 visit across all groups, a ≥0.5 log HBsAg reduction was observed in 62% (13) of participants, with 19% (4) becoming HBsAg undetectable. • 76% of participants were eligible for NUC discontinuation • 5 of the 7 patients who discontinued are still off NUC therapy, up to 44 weeks in 1 case • Preliminary data support administration of additional doses of VTP-300 that we believe have the potential to sustain strong T cell responses to enhance rates of HBsAg loss. AB-729-202 – Phase 2a1 • Imdusiran followed by VTP-300 was generally well- tolerated. • Imdusiran and VTP-300 led to maintenance of lower HBsAg levels during the follow-up period. • NUC discontinuation was achieved in the majority of patients, with significantly more meeting the discontinuation criteria in the VTP-300 group. • 2 of 38 subjects have reached HBsAg undetectable to date, and a third subject has had >1.5 log10 decline in the last 8 weeks of follow-up off NUC. Next anticipated presentation for both trials: Q4 2024 VTP-300 1To be presented by Arbutus at EASL on June 6, 2024

VTP-1000 Immune Tolerance Program Guiding the immune system to cure disease

VTP-1000

Celiac Disease is a Serious Autoimmune Disease with No Effective Treatment Except Strict Gluten-Free Diet

VTP-1000 aims to restore immune balance in a precise, celiac-specific manner.

- Celiac disease is a chronic autoimmune disorder triggered by gluten protein that damages the small intestine and can cause long-lasting digestive problems.

VTP-1000 is designed to balance the immune response: inducing gluten-specific Tregs and reducing gluten-specific Teff response.

- VTP-1000 aims to induce tolerance to gluten protein and allow people with celiac disease to consume a normal diet without having to avoid gluten.

0	Current FDA approved treatments.
~1%	Of people in Western countries have Celiac Disease.[1]
~60%	Of patients are not able to adhere to a strict Gluten-Free Diet.[2]
~20%	Of patients are Non-Responsive Celiac Disease patients.[3]


VTP-1000 Components
VTP-1000
Celiac-specific antigens
Immunomodulator

[1] Al-Toma, A., et al. (2019) United European Gastroenterol J. 7(5), 583-613.
[2] Rubin, G., et al. (2009) Aliment Pharmacol Ther. 30(4), 315-330.
[3] Leffler, DA., et al (2007) Clin Gastroenterol Hepatol. 5(4),445-450.

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SNAP-Tolerance Immunotherapy (TI) Platform Broad immunosuppression with corticosteroids, B cell depleting (𝝰CD20) and T cell depleting (𝝰CD3) therapies do not address underlying disease process Autoimmune diseases occur due to an imbalance between antigen-specific regulatory T cells and proinflammatory effector T cells SNAP-TI aims to restore Treg/Teff balance in a precise, disease-specific manner Regulatory T cell Naïve T cell (III) Effector T cell Deletion (II) Transdifferentiation SNAP TI (I) Regulatory T cell induction Current therapeutic approaches including broad immunosuppression do not address underlying disease and can include severe side effects Regulatory T cells Effector T cells Regulatory T cell Effector T cell SNAP-TI Aims to Restore Immune Tolerance VTP-1000 SNAP-TI Key Design Features Optimal design • Self assembling 20nm NP • Large loading capacity of a broad range of antigens Lymph Node Targeting • Can optimally access APCs • Key for T cell immunity Immunomodulator • Enhanced Treg/Teff ratio • Improved safety: prevents antigen associated toxicity IM/SQ ROA • Key for patient compliance 24 NP: nanoparticle; APC: antigen presenting cells; IM/SQ ROA: Intramuscular/Subcutaneous route of administration.

25 SNAP-TI Ameliorates Disease by Increasing Treg:Teff Ratio 1 Unpublished preclinical data, Barinthus Bio, Data on File. EAE: Experimental autoimmune encephalomyelitis MOG: myelin oligodendrocyte glycoprotein mTORi: mechanist target of rapamycin Pre-Clinical Results in EAE, a mouse model of Multiple Sclerosis: Protection against disease onset1 Reversed established disease1 Treatment days Legend Legend Legend Legend Vehicle control SNAP-TI (MOG + mTORi) SNAP-TI (MOG) SNAP-TI (irrelevant Ag + mTORi) 0 20 40 0 1 2 3 4 Days after disease induction D is e a s e s c o re Treatment days [1] Vehicle [6] SNAPvax TV MOG; Rapamycin; 40 nmol Vehicle control SNAP-TI (MOG + mTORi) 0 5 10 15 20 0 1 2 3 4 Days after disease induction D is e a s e s c o re Efficacy is antigen-specific (T cell mediated) Protection against re- challenge suggests immune memory mTOR inhibitor: • improves Treg:Teff ratio • prevents toxicity associated with exposure to disease antigen • prevents Anti-drug Abs Moa and disease amelioration observed in multiple CD4- (e.g., MS) and CD8- (e.g., T1D) driven mouse disease models VTP-1000 Increased Treg:Teff ratio1 MS: Multiple sclerosis T1D: Type 1 diabetes

VTP-1000

GLU001: Phase 1 – Study Design

Objective: Evaluating safety and tolerability of single and multiple doses of VTP-1000

Part A – Single Ascending Dose (N=18)

- Day 1 – Dosing
- Day 22 – End of Follow up

Part B – Multiple Ascending Dose (N=24)

- Day 1 – Dosing
- Day 15 – Dosing
- Day 29 – Dosing
- Day 43 – Gluten Challenge
- Day 57 – End of Follow up

- Sequential dosing levels: 7-day gap from first 2 participants at each level and safety review before escalation to next dosing level.

Dose Levels	VTP-1000 (Part A/B)	Placebo
1	N=4/6	N=2
2	N=4/6	N=2
3	N=4/6	N=2

Key Inclusion Criteria

- Diagnosis of celiac disease.
- Well-controlled, gluten restricted diet ≥12 months.

Key Primary Endpoints

- Safety: incidence of AEs and SAEs.
- Changes from baseline in anti-tissue transglutaminase immunoglobulin A antibodies.

Key Secondary Endpoint

- Pharmacokinetic parameters.

Next anticipated milestone:

First Patient, First Dose: Q3 2024

Study Reference: NCT06310291

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VTP-200 Human Papillomavirus (HPV) Therapeutic Guiding the immune system to cure disease

Persistent HPV Infection Remains a Significant Public Health Problem[1]

VTP-200

We are targeting persistent HPV infection – which can lead to precancerous lesions and cervical cancer[1]

HPV is the most common sexually transmitted viral infection in the world[1]

Cervical cancer was the 4th most common cancer in women globally in 2020.[2] >95% of cervical cancer is caused by HPV.[2]	~291 million women worldwide are infected with HPV[4] >3.6M diagnosed annually with persistent high-risk cervical HPV in US and across 5EU.[6]	Cervical cancer in the US[3]: ~4,000 deaths per year even with screening & treatment ~12,000 cases per year	Cervical cancer worldwide[2]: ~342,000 deaths per year ~604,000 cases per year

VTP-200 aims to address high unmet need for patients with persistent HPV infection

- While HPV prophylactic vaccines are effective at preventing infection, there are low vaccination rates exist in many regions of the world and these vaccines do not eliminate existing infections.[1]
- Standard of care is monitoring and excision once high-grade lesions develop.[1]
- Currently no treatment before high-grade lesions develop.[1]
- People with HPV infections report cancer-related fear, worry over lack of treatment and HPV being a **'ticking time bomb'**.[5]

[1] WHO, HPV vaccines: WHO position paper, 2022
[2] WHO, Cervical Cancer
[3] Center for Disease Control
[4] Lancet Infect Dis. 2007 Jul;7(7):453-9. 10.1016/S1473-3099(07)70158-5
[5] Psychooncology. 2021 Jan; 30(1): 84–92. doi: 10.1002/pon.5540
[6] Barinthus Bio, Data on File

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APOLLO (HPV001) – Phase 1b/2 Study Design 29 Inclusion Criteria • High risk HPV positive for >6 months and low- grade cervical lesions. Study Outputs • Efficacy Data: % clearance of high-risk HPV and cervical lesions evaluated at 12 months. Lead-in Phase: (N=9) Objective: Evaluating VTP-200 immunogenicity and safety Group A (n=3) ChAdOx 2 x 108 vp MVA 1 x 107 pfu Group B (n=3) ChAdOx 2 x 109 vp MVA 1 x 107 pfu Group C (n=3) ChAdOx 2 x 1010 vp MVA 1 x 108 pfu Regions EU UK Main Phase*: VTP-200 (N=99) – Complete Objective: Evaluating safety data, efficacy data, immunogenicity, dose-response 1 (n=16) 2 (n=16) 3 (n=8) 4 (n=8) 5 (n=16) 6 (n=32) ChAdOx 2 x 109 vp MVA 1 x 107 pfu Day 1 ChAdOx 2 x 1010 vp ChAdOx 2 x 108 vp ChAdOx 2 x 109 vp ChAdOx 2 x 1010 vp Placebo MVA 1 x 107 pfu MVA 1 x 108 pfu MVA 1 x 108 pfu MVA 1 x 108 pfu Placebo Day 29Group 60 of the main phase participants will be part of an immunogenicity sub-study AE: adverse events, SAE: serious adverse events. *All groups open simultaneously Study Reference: NCT04607850 Primary Endpoint • Safety: incidence of AEs and SAEs. Secondary Endpoints • Efficacy. • Dose determination for further studies. VTP-200

30 APOLLO Trial Primary Endpoint Met - Analysis Ongoing AE: adverse events, SAE: serious adverse events. * in participants with both reported lesions at screening and visualization of the cervical transformation zone at 12 months (n=57). APOLLO (HPV001): Phase 1b/2 Topline Final Data • Primary endpoint met: VTP-200 was generally well- tolerated and administered with no treatment-related grade 3 or higher unsolicited AEs and no treatment-related SAEs. • Highest high-risk (hr)HPV clearance rate (60%) observed in Group 2, which included the highest dose of ChAdOx. • Highest cervical lesion clearance rate (67%) observed in Group 2 and Group 5, both received the highest dose of ChAdOx. • Pooled data from the five active dose groups showed no significant improvement in hrHPV clearance or cervical lesion clearance rates in comparison to the placebo group. VTP-200 Next anticipated readout: Analysis - Ongoing Month 12 hrHPV clearance Month 12 Cervical lesion clearance* Group 1 12% 40% 2 60% 67% 3 11% 20% 4 33% 33% 5 36% 67% Placebo 33% 39%

VTP-850 Prostate Cancer Therapeutic Guiding the immune system to cure disease

VTP-850

Prostate Cancer Remains a Health Priority with High Diagnosis and Recurrence Rates

VTP-850 is a next generation ChAdOx-MVA multi-antigen product candidate designed to induce disease-relevant cytotoxic T cells and prevent advancement to metastatic disease.

Prostate cancer is the 4th most common cancer diagnosis in the world.[1]	Prostate cancer worldwide[3]:	
1 in 8 men will be diagnosed with prostate cancer in their lifetime.[2]	~1.4M	new cases diagnosed.
20-40% of patients with non-metastatic prostate cancer experience biochemical recurrence after local therapy (e.g., prostatectomy).	~375K	deaths per year.

VTP-850 is a novel immunotherapy candidate aiming to prevent advanced disease.

- Biochemical recurrence is indicated by rising PSA levels with no evidence of disease on conventional imaging, meaning the disease was not cured by local therapy.[4]
- Treatment options for patients with biochemical recurrence include systemic therapies such as hormonal or chemotherapy, resulting in toxicity and side effects.

[1] WHO, 2022.
[2] American Cancer Society, 2023
[3] World Cancer Research Fund International. 2020.
[4] Simon Ni, et al. Am Soc Clin Oncol Educ Book. 2022.

PSA: Prostate Specific Antigen.
Study Reference: NCT05617040

32

BARINTHUS

VTP-800 First-Generation Single-Antigen Immunotherapy Showed Meaningful Reduction in PSA mCRPC: metastatic castration-resistant prostate cancer; PSA: prostate-specific antigen. 1 Antonarakis, E. et al. Journal of Clinical Oncology 2020 2 Data courtesy of Prostate Cancer Vaccine Group, Jenner Institute, UO. mCRPC: Metastatic Castrate Resistant Prostate Cancer VTP-800 antigen: 5T4 Target patient population: 23 mCRPC patients enrolled. Efficacy data readouts: • >50% reduction in PSA compared to baseline was seen in 22% of patients (5/23). • Historical comparator with a PSA response to anti-PD-1 alone is ~9%.1 • 3 patients with PSA response also had measurable tumors and achieved clinical responses. Study in metastatic castration-resistant prostate cancer (mCRPC) patients using ChAdOx-MVA plus nivolumab 100 50 0 -50 -100 P S A c h a n g e f ro m b a s e lin e ( % ) Phase 2 ADVANCE: Serum PSA Results2 33 Phase 2a ADVANCE: VTP-800 + Anti-PD-1 in mCRPC VTP-850

VTP-850

PCA001 – Phase 1/2 Study of VTP-850 Design

Ongoing Phase 1/2 study for Multi-Antigen VTP-850, a Next-Generation Candidate, Futility Data Expected 2025

Phase 1: Lead-in Phase

VTP-850 (N=15-18)

Objective: Dose finding for Phase 2, evaluation of safety and immunogenicity.

VTP-850 antigens:

- 5T4
- PSA
- PAP
- STEAP

Cohort	n / Dosing
Cohort 1 Low dose	(n=3-6) IM/IM
Cohort 2 Full dose	(n=6) IM/IM
Cohort 3 Full dose	(n=6) IM/IV

Phase 2: Main Phase

VTP-850 (N=125)

Objective: Futility analysis, POC, durability of response rate.

Stage 1 objective:

Futility analysis based on PSA response.

(n=25*)

Dosing: IM + IM/IV⁺

Stage 2 objective:**

Establish proof of concept based on overall PSA response and duration of response.

(n=100)

Dosing: IM + IM/IV+

Inclusion Criteria

- Hormone sensitive prostate cancer.
- Biochemical recurrence after definitive local therapy.
- No metastases by standard radiography.

Primary Endpoints

- Safety: incidence of AEs and SAEs.

Secondary Endpoints

- PSA response, durability of PSA response, duration of PSA response, metastasis-free survival, time to metastasis, time to start of androgen deprivation therapy.

* Including 6 participants from Phase 1. ** If 4 or more of the 25 participants at the RP2R (including the Phase 1 participants who received the same dose regimen) have a PSA response, Stage 2 will be opened to enrolment of up to 100 additional participants.
⁺ Dosing dependent on outcome of Phase 1.
Study Reference: NCT05617040

Next anticipated milestone:

Futility data: 2025

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Partnered Pipeline Guiding the immune system to cure disease

Barinthus Bio’s Partnered Pipeline 36 ChAdOx + MVA Cancer Programs VTP-600 NSCLC/Squamous Esophageal cancer therapeutic in combo. with checkpoint inhibitor + chemo Worldwide (76% of Sub.) Phase 1/2a ongoing Prophylactic Programs VTP-500 MERS Worldwide Initiation of Phase 2 VTP-400 Zoster Worldwide (excl. China) Phase 1 ongoing Program Product Candidate Partner Preclinical Phase 1 Phase 2 Phase 3 Barinthus Bio Rights Status/Anticipated Upcoming Milestones Existing human clinical data ChAdOx

Company Highlights Guiding the immune system to cure disease

Financial Overview and Catalysts 38 Expected near-term catalysts2 Guiding the immune system to cure disease Current cash position $130 million1 as of March 31, 2024. No debt or outstanding warrants. Estimated cash runway into Q4 20253. Q3 2024 VTP-1000 (Celiac): Phase 1 GLU001 FPFV Q4 2024 VTP-300 (HBV): Phase 2b interim analysis & Phase 2a interim results (Q4 2024) 1 Including cash, cash equivalents and restricted cash as of March 31, 2024, as reported on Form 10-Q on May 13, 2024. 2 Based on management’s current estimates on expected clinical data milestones. 3 Based on management’s current estimate of status and strategy. Any changes could be material.

Investment Highlights 39 Proprietary platforms (ChAdOx, MVA, SNAP) designed to drive powerful immune responses in therapeutic and prophylactic settings. Multiple anticipated near-term data readouts from 2 Phase 2 trials, an ongoing Phase 1 trial and initiation of Phase 1 with novel SNAP-TI platform. Focused pipeline of 4 key programs in chronic infectious disease, autoimmunity and cancer. Expanding into autoimmunity with targeted immunotherapies in high unmet need areas with no current treatment, such as Celiac disease. Ongoing partnerships in 3 programs with leading institutions and biotech companies.

Guiding the Immune System to Cure Disease Thank You